Fees Summary	Jul. 01, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 42,119,196.48
Previously Paid Amount	0
Total Fee Amount	5,816.67
Total Offset Amount	0
Net Fee	$ 5,816.67